MYLAN
LABORATORIES INC.

Investor Presentation

February 19-28, 2003





Meeting Objectives

- Who is Mylan Laboratories
- Discuss present & future opportunities
- Financial highlights

Forward Looking Statement

These materials and accompanying statements of management address our intended future operations, our management's perspective on future trends in the pharmaceutical industry, and other matters concerning the prospects for our business. These materials and accompanying statements of management (collectively, our "disclosures") constitute forward looking statements. The Company may not be able to achieve any or all of the goals, plans or strategies described in or implied by the disclosures, and therefore may not be able to achieve financial results or level of performance that could be inferred from the disclosures. Failure to achieve any of these goals, or to execute our plans and strategies, may have an adverse effect on our future financial performance. Some of the factors that could contribute to our failure to achieve any particular result or level of performance include, but are not limited to, those factors described under the heading "Risk Factors" of the MD&A section of our Quarterly Report on Form 10-Q for the quarter ended December 31, 2002. The Form 10-Q may be accessed through the website maintained by the SEC at "www.sec.gov" and copies can be obtained free of charge from Investor Relations, Mylan Laboratories Inc., 1030 Century Building, 130 Seventh Street, Pittsburgh, Pennsylvania 15222, telephone 412-232-0100.

Management Team

Robert J. Coury
- Vice Chairman & Chief Executive Officer

Louis J. DeBone
- President & Chief Operating Officer

Edward J. Borkowski
- Chief Financial Officer

John P. O'Donnell, Ph.D.
- Chief Scientific Officer

James J. Mauzey
- Sr. Vice President Mylan Laboratories Inc.
- President - Bertek Pharmaceuticals Inc.

Brief History

January 1961	Mylan Pharmaceuticals Inc. founded
February 1973	Initial Public Offering
October 1984	First NDA approval, Maxzide®
April 1986	Became listed on the NYSE as MYL
October 1987	Established a Puerto Rico Operation
October 1991	Acquired Dow B.Hickam Pharmaceuticals
February 1993	Acquired Bertek Inc. (Mylan Technologies Inc.)
February 1996	Acquired UDL Laboratories Inc.
October 1996	Reorganized and formed Bertek Pharmaceuticals Inc.
October 1998	Acquired Penederm, Inc.
January 2001	Celebrated 40th birthday


Mylan Laboratories Inc.
Mylan Pharmaceuticals Inc.
UDL Laboratories, Inc.
Mylan Technologies Inc.
Bertek Pharmaceuticals Inc.

Mylan Today

Mylan Pharmaceuticals Inc.
- Flagship division
- Generic industry leader

UDL Laboratories, Inc.
- Leader in unit dose packaging
- Marketer to managed care and hospitals

Mylan Technologies Inc.
- A unique science-based platform
- Leader in transdermal development and manufacturing

Bertek Pharmaceuticals Inc.
- Branded division
- Flexibility to capitalize on strategic growth opportunities

Mylan Pharmaceuticals Inc.



Vision for Mylan Pharmaceuticals



- Maintain leadership role in generic industry
- Capitalize on expansion of generic marketplace
- Enhance position as "The Reliable Supplier"
- Continue generating significant free cash flows

Evolution of the Generic Marketplace

Yesterday	Today	Tomorrow
Large number of manufacturers	Fewer manufacturers (consolidation)	Further consolidation
Numerous customer & distribution channels	Fewer customer & distribution channels (consolidation)	Further consolidation
Lower generic utilization	Greater generic utilization	Increasing generic utilization
Fewer therapeutic categories	More therapeutic categories	Additional therapeutic categories available
No significant service & capacity issues	Service & capacity issues	Service & capacity issues continue
High price volatility	Less price volatility	Relative price stability
Minimal quality & service recognition	Increased quality & service recognition	Enhanced quality & service recognition



Mylan Pharmaceuticals…

"The Reliable Supplier"

Mylan Has the Capacity


Approximate oral doses shipped (in billions)
Q4 FY03 Estimate
0
2
4
6
8
10
12
4.9
5.7
6.7
7.3
8.0
8.8
8.5
10.6
8.8
2.8
1995
1996
1997
1998
1999
2000
2001
2002
2003

Capacity Defined

"The Ability to Grow"

- Robust and efficient formulations
- Reliable first class raw material suppliers
- Modern facilities
- The right equipment
- Excellent people with a strong infrastructure

Product Portfolio Management

- 127 products representing approximately 314 dosage strengths in 36 therapeutic categories
- New product selection
- Continue to focus on technologically difficult products
- Maintain and/or enhance gross margins
- Continue to provide educational and marketing information regarding generics to pharmacists and consumers

Strong Generic Pipeline

- 26 ANDAs pending FDA approval which represent approximately $20 billion in 2002 brand sales
- Potential first-to-file Paragraph IV ANDAs

Compound	Approximate 2002 Brand Sales**
Amlodipine Tablets	$2 billion
Fentanyl Transdermal Patch	$870 million
Levofloxacin Tablets	$950 million
TBA*	$200 million
TBA*	$150 million
TBA*	$130 million

*To Be Announced

**Based on IMS Health Data as of September 2002

Mylan Consistently Ranked #1

- As of September 30, 2002, the IMS National Prescription Audit ranks Mylan Pharmaceuticals #1 in new and refilled prescriptions dispensed among all generic pharmaceutical companies*
- 51% of Mylan products rank #1 in the number of new and refilled prescriptions dispensed, brand or generic*
- 73% of Mylan products rank #1 or #2*

*Based on IMS Health Data as of September 2002

Opportunities That Lie Ahead



- Large number of branded pharmaceutical patent expirations
- Continue to focus on products with difficult formulation and manufacturing profiles
- Actively identify scientific and technological exclusivities through increased Paragraph IV filings
- Capitalize on the growth and increasing demand for high quality, affordable, generic products


UDL LABORATORIES

UDL Laboratories, Inc.


UDL LABORATORIES

Vision for UDL Laboratories

- Maintain and grow its leadership position in the unit dose institutional marketplace
- Provide a wide portfolio of generic products in sophisticated packaging designed to reduce dispensing errors


UDL LABORATORIES

UDL Overview

- Over 1 billion doses shipped in 2002
- Largest unit dose product line in the industry
- Each unit is fully bar coded
- Enhanced specialty packaging


UDL LABORATORIES

Opportunities That Lie Ahead

- Uniquely structured to capitalize on current and future demands from the institutional marketplace
- Positioned to capitalize on growth opportunities throughout the entire generic industry in unit dose and specialty packaging



Mylan Technologies Inc.

Vision for Mylan Technologies



- Continue to identify and develop compounds for transdermal delivery to improve efficacy, compliance, side effect profiles and other unmet needs
- Create pharmaceutically elegant transdermal patches

Mylan Technologies Overview



- State-of-the-art, fully automated research & development and manufacturing facility for transdermal drug delivery systems and related components
- Technology to develop thin, translucent and small transdermal systems
- Ability to deliver and incorporate larger doses of drugs for transdermal systems
- Nitroglycerin Transdermal System
  - Approximately 46% market share*
- Estradiol Transdermal System (once-a-week)
  - Approximately 30% market share*
- Products marketed in Europe and Japan through marketing agreements

*Based on IMS Health Data as of September 2002

Opportunities That Lie Ahead



- Develop NDAs in selected therapeutic classes
- Develop ANDAs as appropriate
- Leverage scientific platform to develop strategic alliances with other pharmaceutical companies
  - Joint ventures
  - Quids


BERTEK

Bertek Pharmaceuticals Inc.


BERTEK

Vision for Bertek Pharmaceuticals

- Become a premier sales and marketing organization for branded product opportunities
- Identify, develop and commercialize products that address unmet medical needs


BERTEK

Bertek Overview

- Sales growth of approximately 55% (FY2003 over FY2002 – 9 months)
- Present therapeutic categories
  - Dermatology
  - Neurology
  - Cardiology
- Concentrate on promotionally sensitive brands
- Launched Phenytek™ 200mg and 300mg capsules
- Launched Amnesteem™, a branded generic isotretinoin


BERTEK

Bertek Promoted Products

Total Prescriptions			
	2001	2002	% change
Phenytoin	2,528,394	3,207,246	26.8%
Digitek ®	5,870,112	8,973,756	52.9%
Clozapine	94,258	213,566	126.6%
Kristalose ®*	152,626	195,618	28.2%

Source: IMS National Prescription Audit, through December 2002 data
**Co-promoted with Cumberland Pharmaceuticals*


BERTEK

Phenytek™

- Introduced January 2002
- Once-daily form of extended phenytoin sodium in 200 and 300 mg capsules (compared to Dilantin® 100 mg)
- Developed for convenience and potential for enhanced patient compliance


BERTEK

Amnesteem™ (isotretinoin)

- Product launched in November 2002
- Achieved 31% total Rx market share (tenth week on market)*
- Excellent response from both dermatology and retail/wholesale customer base
- SPIRIT™ risk management and patient education program

*Source: IMS National Prescription Audit


BERTEK

Current Product Opportunities

Apomorphine

Nebivolol


BERTEK

Apomorphine

- Subcutaneous injection for the treatment of "off periods" in patients with Parkinson's disease
- Clinical studies have demonstrated that the drug:
  - Reverses "off period" when motor performance is lost
  - Provides rapid onset of action
  - Remains effective for up to 90 minutes
- Common side effects seen in clinical trials include nausea, vomiting and dyskinesia
- Anticipated orphan drug exclusivity
- NDA submitted December 31, 2002


BERTEK

Nebivolol

TRXs For Hypertension Classes



90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
in thousands
1997
1998
1999
2000
2001
2002
BETA BLOCKERS
DIURETICS
ACE INHIBITORS
CALCIUM BLOCKERS
ANGIO II ANTAG

Source: IMS National Prescription Audit (Factored for the Diagnosis of Hypertension)

Beta Blockers TRX Volume


4,500,000
4,000,000
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
Jul-97
Oct-97
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02
Propranolol 1st
Metoprolol 2nd
Atenolol 2nd
Metoprolol XL 3rd
Carvedilol 3rd

Source: IMS National Prescription Audit

Beta Blockers

- Cardioselectivity and vasodilation appear to be the keys to differentiation within the class which fuels individual brand growth

	FIRST GENERATION	SECOND GENERATION	THIRD GENERATION
Agent	Propranolol (Inderal®)	Metoprolol (Lopressor®) Atenolol (Tenormin®)	Metoprolol XL (Toprol® XL) Carvedilol (Coreg®)
Characteristics	*–Highly Effective* *–No Cardioselectivity*	*–Highly Effective* *–Cardioselectivity*	*–Highly Effective* *–Cardioselectivity* *Coreg (-) Toprol XL (+)* *–Vasodilation*


BERTEK

Nebivolol

- Currently marketed in over 30 countries throughout Europe and Central America
- European promotion features once daily dosing with good tolerability
- The most common side effects reported from Euro clinical experience include: headaches, dizziness and parasthesia
- Cardioselectivity (B_1 to B_2 ratio of 352 to 1) demonstrated in human cell in-vitro studies
- Expected vasodilation thought to be mediated via nitric oxide
- Phase III pivotal trials have completed enrollment
- Anticipated NDA submission – Q4 Fiscal 2004


BERTEK

Nebivolol
Clinical Development Program

Current Additional Studies

- **Add-On Study** evaluating the ability of Nebivolol to control hypertension in patients not controlled on current therapy
- **Efficacy Study** in African Americans, as well as subset analysis from pivotal trials to evaluate Nebivolol in this underserved patient population
- **Exercise Tolerance Study** comparing the benefits of Nebivolol to the most widely prescribed beta blocker – Atenolol


BERTEK

JNC VI (Joint National Committee) on Hypertension

"A diuretic or beta-blocker should be used as initial therapy unless there is a compelling or specific indication for another drug."


BERTEK

Opportunities That Lie Ahead

- Continued growth of the current business
- In-licensing of strategic product opportunities
- Aggressively explore acquisitions of products, product portfolios and/or companies
- Successful development and commercialization of organic product opportunities from Mylan's scientific platform
- Sales force growth sufficient to fully commercialize opportunities
- Apomorphine
- Nebivolol
- Approval and launch of Emsam™*, a once-a-day selegiline patch for depression

*Through Somerset Pharmaceuticals, a 50/50 joint venture

MYLAN
LABORATORIES INC.

Edward Borkowski
Chief Financial Officer



2003 Financial Highlights

(in millions, except share data)

	Nine Months YTD		
	Actual FY2003	Actual FY2002	Change
Net Revenues	$915.5	$821.5	11%
Gross Profit	$483.9	$463.0	5%
R&D	$60.0	$46.7	28%
Operating Income	$302.3	$283.5	7%
Diluted EPS	$1.05	$1.01	4%

Fiscal 2004 Earnings Guidance

Line Items	Guidance
Revenues	Growth of 9 -11%
Gross Margin	Approx. 52 – 55% of Revenues
R&D	Approx. 6 – 8% of Revenues
Selling & Marketing	Approx. 6 – 8% of Revenues
General & Administrative	Approx. 8 – 10% of Revenues
Operating Margin	Approx. 33 – 35% of Revenues
Tax Rate	Approx. 35 – 36%

EPS $1.59 - $1.69

MYLAN

LABORATORIES INC.

Questions & Answers

